SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No.1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 10, 2004
                                                 ---------------------

                        Presidential Realty Corporation
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            (Exact name of registrant as specified in charter)


         DELAWARE                1-8594               13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
       of incorporation)        File Number)     Identification Number)


180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


         No change since last Report
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(Former name or former address, if changed since
         last report)
















                         PRESIDENTIAL REALTY CORPORATION
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                                  ON FORM 8-K/A





ITEM 2.  Acquisition or Disposition of Assets

On May 4, 2004, Preston Lake Apartments, a 320 unit apartment property owned by the Company in Norcross, Georgia, was sold by the holder of the first mortgage on the property at a foreclosure sale. In February of 2004, the Company had decided not to make the payment due on the nonrecourse note payable secured by the first mortgage. The property had been performing poorly during the last eighteen months and the Company had tried unsuccessfully to sell the property for a price approximately equal to the $13,595,000 outstanding principal balance of the mortgage.

In the year ended December 31, 2003, the property and the operations of the property were classified as discontinued operations and assets and liabilities of the property were classified separately on the balance sheet.

For the year ended December 31, 2003, the operations of the property had a net loss of $857,346 and Presidential advanced approximately $801,000 to fund cash deficiencies of the property. In addition, in 2003, the Company recorded an impairment charge in the amount of $3,110,000 to reduce the carrying value of the assets related to discontinued operations to their fair value less costs to sell.

At December 31, 2003, assets related to discontinued operations were $13,321,948 and liabilities related to discontinued operations were $13,688,421.

The property was sold at the foreclosure sale for a price of $13,210,000. Since Presidential's mortgage note payable was nonrecourse, Presidential is not personally liable for repayment of the deficiency.


ITEM 7.  Financial Statements and Exhibits


         (b) Pro forma financial information.

         The pro forma financial information for the disposition of the Preston Lake Apartments property is not required because the assets and liabilities and the operations of the property were previously reported as discontinued operations in the Company's Form 10-K filed for the year ended December 31, 2003, and the Company's Form 10-QSB filed for the periods ended March 31, 2004 and March 31, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 10, 2004                PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President